Dreyfus Global Growth Fund

ANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover


                                                                       The Fund
                                                                 Dreyfus Global
                                                                    Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this annual report for Dreyfus Global Growth Fund, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas A. Loeffler, CFA.

The international stock markets, as measured by the MSCI EAFE Index, declined more than 14% in 2000. Most other major domestic and international stock market indices declined as well. The reasons for the disappointing year varied, including disappointing economic growth and the adverse effects of the value of the U.S. dollar on currency exchange rates for U.S. investors.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

January 16, 2001




DISCUSSION OF FUND PERFORMANCE

Douglas A. Loeffler, CFA, Portfolio Manager

How did Dreyfus Global Growth Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2000, the fund produced a total return of -25.56%.(1) This compares with a -13.18% total return produced by the fund' s benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the same period.(2)

We attribute the fund's performance to a difficult global stock market environment during much of the period, particularly for growth-oriented stocks in which the fund invests.

What is the fund's investment approach?

The fund focuses on individual stock selection. We choose investments on a company-by-company basis, searching to find well-managed, well-positioned companies, wherever they may be. We do not attempt to predict interest rates or market movements. The U.S. exposure of the fund will typically remain within a 25% -75% range, while the weighting of any other country generally will not exceed 25% of the fund's assets.

Our goal is to identify companies that we believe have the characteristics necessary to achieve and sustain growth. Such characteristics include an established track record, strong market share, strong barriers to entry or untapped market opportunities. Since many markets overseas are often not as developed as those in the U.S., a greater emphasis is placed offshore on companies based in emerging market countries. In both the U.S. and overseas, we seek stocks with attractive valuations when compared to their historical share price, local market benchmarks or earnings growth rate.

The fund currently holds 100-150 stocks, broadly invested across countries and industries, representing what we believe tobe the best
                                                                       The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

growth ideas in the world. We generally sell a stock when it reaches its target price or when we determine that circumstances have changed and it will most likely not reach its target sales price.

What other factors influenced the fund's performance?

When the reporting period began, the fund benefited from a strong global demand for growth stocks. However, beginning with the mid-March meltdown of the Nasdaq and continuing through year-end, the fund was negatively affected by a retreat from those same types of stocks. At the same time, U.S. investors grew increasingly concerned about the effect that an economic slowdown coupled with higher interest rates might have on stock prices.

Global stock markets also declined, with weakness particularly evident in the technology and telecommunications sectors in which the fund had a significant global commitment. In Japan, a continuing recession and an oversupply of stocks forced equity prices down. European markets were weak as well, despite relatively strong underlying economic activity. From summer on, higher energy prices dampened consumer confidence and business spending plans, further weakening the performance of growth stocks globally.

In addition, the value of offshore investments was negatively affected by the strength of the U.S. dollar. That's because a strong dollar erodes the value of international investments for U.S. residents. For example, if a stock were to rise 10% in euro terms, but the euro were to fall by 20% against the dollar, the investor would actually face a potential loss in dollar terms. That is precisely the scenario that took place over much of the reporting period.

What is the fund's current strategy?

As growth stock prices declined, we have selectively reduced exposure to certain sectors and increased investments in sectors that we believe represent attractive investment opportunities. In overseas markets, we have trimmed our exposure to the telecommunications and technology areas, particularly those companies that manufacture telecommunications equipment and semiconductors. On the other hand, we have increased our exposure to business services, software and selected utility companies. In the U.S., however, we have maintained an emphasis on traditional growth stocks, seeking to hold a portfolio of companies that have demonstrated success and consistent earnings growth, and adding to our holdings of such stocks when their share prices have fallen.

Japan, which continues to be our largest offshore country exposure, is a market where, in our view, long-depressed growth stocks are most reasonably priced. We also believe that Continental Europe is an attractive area in terms of its underlying economic strength and positive earnings environment. However, we have recently reduced our investments in manufacturers of wireless equipment after negative earnings surprises. Instead, we' ve added to investments in media stocks, which in our opinion have become attractively priced for growth-oriented stocks. Finally, we' ve incrementally increased our emerging market exposure, concentrating our investments in Latin American stocks that are closely tied to the U.S. markets and Asian manufacturers with industry-leading technology.

January 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALASIA, NEW ZEALAND AND THE FAR EAST.

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Global Growth Fund and the Morgan Stanley Capital International World Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00



                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                          (25.56)%             6.57%             7.11%



(+)  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS GLOBAL GROWTH FUND ON 12/31/90 TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALASIA, NEW ZEALAND AND THE FAR EAST AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 2000



COMMON STOCKS--95.9%                                                                             Shares                Value($)
-----------------------------------------------------------------------------------------------------------------------------------
BERMUDA--2.5%

TyCom                                                                                            14,800                  331,150

Tyco International                                                                               20,756                1,151,958

                                                                                                                       1,483,108

BRAZIL--2.7%

Embraer - Empresa Brasileira de Aeronautica, ADR                                                 16,475                  654,693

Petroleo Brasileiro, ADR                                                                         13,600  (a)             343,400

Tele Norte Leste Participacoes, ADR                                                              26,100                  595,406

                                                                                                                       1,593,499

CANADA--1.3%

Ballard Power Systems                                                                             2,700  (a)             170,522

Nortel Networks                                                                                  18,950                  607,584

                                                                                                                         778,106

DENMARK--1.9%

ISS                                                                                               7,700  (a)             524,991

Novo Nordisk, Cl. B                                                                               3,150                  565,704

                                                                                                                       1,090,695

FINLAND--2.9%

Nokia, ADR                                                                                       20,200                  878,700

Perlos                                                                                           40,425                  835,989

                                                                                                                       1,714,689

FRANCE--8.8%

Accor                                                                                            12,700                  537,210

Alcatel                                                                                          12,900                  733,623

Altran Technologies                                                                               2,225                  504,052

Aventis                                                                                           6,800                  597,652

Business Objects                                                                                  7,550  (a)             445,692

Dassualt Systemes                                                                                 6,500                  446,030

STMicroelectronics                                                                                9,150                  399,947

TotalFinaElf                                                                                      7,011                1,043,910

Vivendi Environment                                                                               8,000                  349,680

                                                                                                                       5,057,796

GERMANY--2.2%

Direkt Anlage Bank                                                                                8,550                  310,228

Epcos                                                                                             4,900  (a)             428,358

Ergo Versicherungs Gruppe                                                                         3,250                  543,790

                                                                                                                       1,282,376

                                                                                                                            The Fund

STATEMENT OF INVESTMENTS (CONTINUED)
COMMON STOCKS (CONTINUED)                                                                        Shares                Value($)
------------------------------------------------------------------------------------------------------------------------------------

HONG KONG--1.9%

China Mobile (Hong Kong)                                                                        142,150  (a)             776,388

MTR                                                                                             196,500                  343,888

                                                                                                                       1,120,276

ISRAEL--.7%

Check Point Software Technologies                                                                 2,950  (a)             394,009

ITALY--3.2%

Alleanza Assicurazioni                                                                           64,800                1,053,229

Saipem                                                                                           79,275                  431,763

San Paolo-IMI                                                                                    22,725                  367,845

                                                                                                                       1,852,837

JAPAN--8.3%

Ajinomoto                                                                                        50,000                  648,642

FAST RETAILING                                                                                    2,400                  469,223

Furukawa Electric                                                                                23,000                  400,847

NEC                                                                                              45,000                  821,613

NIPPON TELEGRAPH AND TELEPHONE                                                                       92                  661,448

PIONEER                                                                                          17,400                  463,615

TOKYO GAS                                                                                       287,000                  847,436

Takeda Chemical Industries                                                                        9,000                  531,493

                                                                                                                       4,844,317

LUXEMBOURG--1.2%

Societe Europeenne des Satellites                                                                 4,825                  725,680

MEXICO --.6%

Cemex, ADR                                                                                       18,000                  325,125

NETHERLANDS--6.0%

ABN AMRO                                                                                         17,000                  387,036

Heineken                                                                                         10,975                  664,898

Koninklijke (Royal) Philips Electronics, ADR                                                     33,891                1,228,549

TNT Post                                                                                         21,875                  529,690

VNU                                                                                              14,000                  688,926

                                                                                                                       3,499,099

SINGAPORE--1.7%

Flextronics International                                                                        15,175  (a)             432,487

Singapore Press                                                                                  39,000                  575,779

                                                                                                                       1,008,266

SOUTH KOREA--.6%

Samsung Electronics, ADR                                                                          4,925  (b)             352,138


COMMON STOCKS (CONTINUED)                                                                        Shares                Value($)
-----------------------------------------------------------------------------------------------------------------------------------

SPAIN--2.5%

Altadis                                                                                          44,375                  688,256

Banco Santander Central Hispano                                                                  70,050                  750,656

                                                                                                                       1,438,912

SWEDEN--3.1%

Assa Abloy, Cl. B                                                                                37,500                  732,996

ForeningsSparbanken                                                                              42,750                  654,452

Nordea                                                                                           54,000                  409,048

                                                                                                                       1,796,496

SWITZERLAND--2.5%

Swatch                                                                                              505                  632,538

Synthes-Stratec, GDR                                                                              1,100  (b)             814,437

                                                                                                                       1,446,975

TAIWAN--.5%

Taiwan Semiconductor Manufacturing, ADR                                                          16,300  (a)             281,175

UNITED KINGDOM--8.0%

Aegis                                                                                           118,650                  244,607

ARM                                                                                              26,000  (a)             196,537

BP Amoco, ADR                                                                                    11,700                  560,138

Energis                                                                                          34,875  (a)             234,449

GlaxoSmithKline                                                                                  29,500                  832,924

Matalan                                                                                          19,000                  198,547

Reckitt Benckiser                                                                                46,000                  633,593

Spirent                                                                                          21,375                  194,786

Vodafone                                                                                        266,100                  975,928

WPP                                                                                              40,000                  521,072

                                                                                                                       4,592,581

UNITED STATES--32.8%

AT&T - Liberty Media, Cl. A                                                                      13,709  (a)             185,928

Abbott Laboratories                                                                               4,600                  222,813

American Express                                                                                  2,600                  142,838

Amgen                                                                                             3,998  (a)             255,622

Analog Devices                                                                                    4,000  (a)             204,750

Bank of New York                                                                                  4,126                  227,704

Baxter International                                                                              5,268                  465,230

Bristol-Myers Squibb                                                                              7,100                  524,956

CIENA                                                                                             2,200  (a)             179,025

Cisco Systems                                                                                    29,846  (a)           1,141,610

                                                                                                                            The Fund

STATEMENT OF INVESTMENTS (CONTINUED)
COMMON STOCKS (CONTINUED)                                                                        Shares                Value($)
-----------------------------------------------------------------------------------------------------------------------------------

UNITED STATES (CONTINUED)

Citigroup                                                                                        28,076                1,433,632

Coca-Cola                                                                                         7,500                  457,031

Comcast, Cl. A                                                                                    4,063  (a)             169,630

Comverse Technology                                                                               2,148  (a)             233,327

Corning                                                                                           8,656                  457,145

EMC                                                                                              10,422  (a)             693,063

Fannie Mae                                                                                        6,825                  592,069

Fifth Third Bancorp                                                                               8,575                  512,356

FleetBoston Financial                                                                             8,075                  303,317

General Electric                                                                                 35,897                1,720,812

Home Depot                                                                                       14,805                  676,403

Intel                                                                                             9,991                  302,228

JDS Uniphase                                                                                      6,242  (a)             260,213

Juniper Networks                                                                                  1,556  (a)             196,153

Kohl's                                                                                            4,976  (a)             303,536

Merck & Co.                                                                                       9,107                  852,643

Microsoft                                                                                         6,200  (a)             268,925

Network Appliance                                                                                 1,739  (a)             111,704

Omnicom                                                                                           1,597                  132,351

Oracle                                                                                           22,950  (a)             666,984

Pfizer                                                                                           37,754                1,736,684

Redback Networks                                                                                  1,639  (a)              67,199

Sun Microsystems                                                                                 13,690  (a)             381,609

Texas Instruments                                                                                 7,000                  331,625

Time Warner                                                                                      14,210                  742,330

VERITAS Software                                                                                  1,608  (a)             140,700

Viacom, Cl. B                                                                                     6,827  (a)             319,162

VoiceStream Wireless                                                                              1,138  (a)             114,511

Wal-Mart Stores                                                                                   7,347                  390,309

Washington Mutual                                                                                 6,500                  344,906

Wells Fargo & Co                                                                                 11,425                  636,230

WinStar Communications                                                                                1  (a)                  12

                                                                                                                      19,099,275

TOTAL COMMON STOCKS

   (cost $59,164,414)                                                                                                 55,777,430


PREFERRED STOCKS--.8%                                                                            Shares                Value($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Henkel KGaA
   (cost $459,671)                                                                                7,300                  480,340
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--5.2%                                                                 Amount($)                Value($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

Federal Home Loan Mortgage Corporation
  5.10%, 1/2/2001
   (cost $2,999,575)                                                                          3,000,000                2,999,575
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $62,623,660)                                                             101.9%               59,257,345

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.9%)              (1,087,676)

NET ASSETS                                                                                       100.0%               58,169,669

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT DECEMBER 31,
     2000, THESE SECURITIES  AMOUNTED TO $1,166,575 OR APPROXIMATELY 2.0% OF NET
     ASSETS.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                            The Fund



STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                         Cost         Value
-------------------------------------------------------------------------------

ASSETS($):

Investments in securities--See Statement of            62,623,660    59,257,345
  Investments

Cash                                                                    531,678

Receivable for investment securities sold                               362,049

Dividends receivable                                                     79,999

Receivable for shares of Beneficial Interest subscribed                      41

Prepaid expenses                                                         16,263

                                                                     60,247,375
-------------------------------------------------------------------------------

LIABILITIES($):

Due to The Dreyfus Corporation and affiliates                            50,768

Payable for investment securities purchased                           1,019,339

Payable for shares of Beneficial Interest redeemed                      944,214

Accrued expenses                                                         63,385

                                                                      2,077,706
--------------------------------------------------------------------------------

NET ASSETS($)                                                        58,169,669
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      65,067,893

Accumulated distribution in excess of net realized gain on
   investments and foreign currency transactions                     (3,528,011)

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions--Note 4          (3,370,213)
--------------------------------------------------------------------------------

NET ASSETS($)                                                        58,169,669
--------------------------------------------------------------------------------

SHARES OUTSTANDING
(unlimited number of $.001 par value shares
  of Beneficial Interest authorized)                                  2,159,621

NET ASSET VALUE, offering and redemption price per share--($)             26.94

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME($):

INCOME:

Cash dividends (net of $72,623 foreign taxes withheld at source)       606,532

Interest                                                                83,149

TOTAL INCOME                                                           689,681

EXPENSES:

Management fee--Note 3(a)                                              592,185

Shareholder servicing costs--Note 3(b)                                 264,196

Custodian fees                                                          98,405

Professional fees                                                       48,774

Trustees' fees and expenses--Note 3(c)                                  23,259

Registration fees                                                       20,390

Prospectus and shareholders' reports                                    15,498

Interest expense--Note 2                                                 9,200

Miscellaneous                                                            7,669

TOTAL EXPENSES                                                       1,079,576

INVESTMENT (LOSS)                                                     (389,895)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                     6,106,738

Net unrealized appreciation (depreciation) on investments and foreign
   currency transactions                                           (25,647,350)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (19,540,612)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (19,930,507)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS($):

Investment (loss)                               (389,895)            (207,465)

Net realized gain (loss) on investments        6,106,738           14,383,807

Net unrealized appreciation (depreciation)
   on investments                            (25,647,350)          14,013,417

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (19,930,507)          28,189,759
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS($):

From investment income--net                            --              (8,884)

From net realized gain on investments        (13,893,592)          (5,246,539)

In excess of net realized gain on investments (3,528,011)                  --

TOTAL DIVIDENDS                              (17,421,603)          (5,255,423)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS($):

Net proceeds from shares sold                291,012,033          156,855,299

Dividends reinvested                          16,702,237            5,070,209

Cost of shares redeemed                     (299,333,550)        (176,403,198)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            8,380,720          (14,477,690)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (28,971,390)           8,456,646
--------------------------------------------------------------------------------

NET ASSETS($):

Beginning of Period                           87,141,059           78,684,413

END OF PERIOD                                 58,169,669           87,141,059
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    7,277,234            4,338,594

Shares issued for dividends reinvested           503,008              116,140

Shares redeemed                               (7,469,351)          (4,869,361)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    310,891             (414,627)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                    Year Ended December 31,
                                                                 ----------------------------------------------------------------
                                                                 2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA($):

Net asset value, beginning of period                            47.14         34.76         34.52         34.62         36.97

Investment Operations:

Investment income (loss)--net                                    (.19)(a)      (.11)(a)       .16          (.01)          .19

Net realized and unrealized
   gain (loss) on investments                                  (10.57)        15.61           .24          4.19          4.19

Total from Investment Operations                               (10.76)        15.50           .40          4.18          4.38

Distributions:

Dividends from investment income--net                              --          (.01)         (.16)         (.11)         (.18)

Dividends in excess of investment
   income--net                                                     --            --            --            --          (.06)

Dividends from net realized gain
   on investments                                               (7.53)        (3.11)           --         (2.87)        (6.22)

Dividends in excess of net realized gain
   on investments                                               (1.91)           --            --         (1.30)         (.27)

Total Distributions                                             (9.44)        (3.12)         (.16)        (4.28)         (6.73)

Net asset value, end of period                                  26.94         47.14         34.76         34.52          34.62
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (25.56)        45.24          1.16         12.27          11.95
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average
   net assets                                                    1.36          1.41          1.32          1.34          1.39

Ratio of interest expense
   to average net assets                                          .01            --           .04           .01            --

Ratio of net investment income (loss)
   to average net assets                                         (.49)         (.30)          .41          (.04)          .51

Portfolio Turnover Rate                                        226.72        256.19        206.70        145.59        163.12
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          58,170        87,141        78,684        91,475        96,176

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                            The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  Global  Growth  Fund  (the  "fund" ) is registered under the Investment
Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund' s investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,294 during the period ended December 31, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, bycomplying with the applicable pro-
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended December 31, 2000, as a result of permanent book to tax differences, the fund increased accumulated investment loss on investments by $389,895 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

In accordance with an agreement with a bank, the fund may borrow up to $10 million under a short-term unsecured line of credit. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2000, was approximately $125,000 with a related weighted average annualized interest rate of 7.36%.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the distributor for the provision of certain services at an annual rate of .25 of 1% of the value of the fund' s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2000, the fund was charged $197,395 pursuant to the

Shareholder Services Plan, of which $161,970 was paid to DSC. The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2000, the fund was charged $41,350 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2000, amounted to $172,422,470 and $184,933,658, respectively.

At December 31, 2000, accumulated net unrealized depreciation on investments was $3,366,315, consisting of $4,327,026 gross unrealized appreciation and $7,693,341 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Global Growth Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Global Growth Fund, including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Growth Fund at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


                                                  [ERNST & YOUNG SIGNATURE LOGO]

New York, New York
February 9, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended December 31, 2000:

   -- the total amount of taxes paid to foreign countries was $72,623.

   -- the total amount of income sourced from foreign countries was $488,253.

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2000 calendar year with Form 1099-DIV which will be mailed by January 31, 2001.

Additionally, for Federal tax purposes, the fund hereby designates $2.1010 per share as a long-term capital gain distribution of the $4.8700 per share paid on December 18, 2000 and also designates $.3900 per share as long-term capital gain distribution of the $4.5710 per share paid on March 30, 2000.

The fund also designates 9.74% of the ordinary dividends paid during the fiscal year ended December 31, 2000 as qualifying for the corporate dividends received deduction.

                                                                        The Fund

                        For More Information

                          Dreyfus Global Growth Fund
                          200 Park Avenue
                          New York, NY 10166

                        Manager

                          The Dreyfus Corporation
                          200 Park Avenue
                          New York, NY 10166

                        Custodian

                          The Bank of New York
                          100 Church Street
                          New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                          Dreyfus Transfer, Inc.
                          P.O. Box 9671
                          Providence, RI 02940

                        Distributor

                          Dreyfus Service Corporation
                          200 Park Avenue
                          New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:

The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  033AR0012